UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Greater Bay Bancorp (the “Company”) has updated its investor slide presentation with information as of December 31, 2006. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01	Other Events.

On February 23, 2007, the Company issued a press release announcing that its President and Chief Executive Officer will participate in the Keefe Bruyette & Woods Regional Bank Conference on February 28, 2007 and the Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference on March 6, 2007. Mr. Scordelis will discuss the slides included as Exhibit 99.1 at the conferences. The press release, included in this report as Exhibit 99.2, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)	Financial statements of businesses acquired. None

(b)	Pro forma financial information. None

(c)	Shell company transactions. None

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Slide presentation of Greater Bay Bancorp as of December 31, 2006 (furnished pursuant to Regulation FD)

99.2	Press Release dated February 23, 2007 re conference participation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: February 23, 2007	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

Exhibit Index

99.1	Slide presentation of Greater Bay Bancorp as of December 31, 2006
99.2	Press Release dated February 23, 2007 re conference participation